SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2006
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
     On July 17, 2006, CSC Associates, L.P., a partnership in which each of Cousins Properties Incorporated (the “Company”) and Bank of America Corporation has a 50% ownership interest, entered into a Purchase and Sale Agreement (the “Agreement”) with BentleyForbes Acquisitions, LLC (the “Purchaser”) to sell Bank of America Plaza. The Company filed a Current Report on Form 8-K on July 21, 2006 disclosing the Agreement and a Current Report on Form 8-K on August 8, 2006 disclosing an amendment to the Agreement.
     On August 11, 2006, the Agreement was terminated by the Purchaser in accordance with the terms of the Agreement. The parties then entered into a Reinstatement and Second Amendment to the Agreement (the “Reinstatement Agreement”), effective August 11, 2006. The Reinstatement Agreement is on the same terms and conditions as the Agreement, except that the closing date was extended to September 28, 2006, and a holdback agreement was entered into, wherein $1.7 million of proceeds will be held in escrow and will be disbursed to the Company or to the Purchaser, depending on the achievement of certain financial objectives as prescribed in the Reinstatement Agreement.
     There can be no assurance that the conditions of the Reinstatement Agreement will be satisfied and the sale closed.
     Certain matters discussed in this report are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, statements regarding the entry into a Purchase and Sale Agreement and amendments thereto, the satisfaction of certain conditions to the agreement and amendments, the expected closing date of such transaction and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Report on Form 10-K for the year ended December 31, 2005. The words “believes,” “expects,” “anticipates,” “estimates,” “would” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2006

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary

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